                                                 LIBERTY BANK                                      CWF# 62-1386759
  SIRICOMM,INC.                                  2350 5 RANGELINE RD
  2900 DAVIS BLVD STE 130                        JOPLIN, MO 64844-2411                             Loan Number   122020385
  JOPLIN, MO 64804                                                                                 Date 02-08-2006
                                                                                                   Maturity Date
                                                                                                   08-07-2006
                                                                                                   Loan Amount $500,000.00
                                                                                                   Renewal Of ______________


    BORROWER'S NAME AND ADDRESS                   LENDER'NAME AND ADDRESS                           LP  BLO/KLM

"I" includes each borrower above,                 "You" means the leader, its successors
jointly and severally.                            and assigns.

For value received, I promise to pay to you, or your order, at your addresalisted above the PRINCIPAL sum of FIVE HUNDRED THOUSAND AND NO/100 Dollars $500,000.00

[ ] Single Advance: I will receive all of this principal sum on___________. No additional advances are contemplated under this note.

[X] Multiple Advance: The principal sum shown above is the maximum anount of principal I can borrow under this note. On 02-08-2006 I will receive the amount of $0.00 and future principal advances are contemplated.

         Conditions: The conditions for future advances are UPON REOUEST OF BORROWER AND APPROVAL OF LOAN OFFICER

         [X] Open End Credit: You and I agree that I may borrow up to the maximum amount of principal more than one time, This feature is subject to all other conditions and expires on 08-07-2006.

         [ ] Closed End Credit: You and I agree that I may borrow up to the maximum only one time land subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from O2/O8/2006 at the rate of 5.250% per year until O8-07-2006.

[ ]   Variable Rate: This rate may then change as stated below.

      [ ]  Index Rate: The future rate will be_________the following index rate:
      __________________________________________________________________________
      __________________________________________________________________________

      [ ] No Index: The future rate will not be subject to any internal index. It will be entirely in your control.

      [ ]  Frequency and Timing: The rate on may change as oten as often as
      _________________________________________________________________________.
      A change in the interest rate will take effect

      [ ] Limitations: During the term of this loan, the applicable anual interest rate will not be more than ________________% or less than _____________%. The rate may not change more than _________% each _______.

      Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:
      [ ] The amount of each scheduled payment will change.
      [ ] The amount of the final payment will change.
      [ ] _____________________________________________________________________

 ACCRUAL METHOD: Interest will be calculated on a ACTUAL/360 basis.
 POST MATURITY RATE: I agree to pay interest on the unpaid balance of his note owing after maturity, and until paid in full, as stated below:
      [ ] on the same fixed or variable rate basis in effect before maturilt as indicated above).
      [X] at a rate equal to SAME FIXED OR VARIABLE RATE BASIS IN EFFECT BFORE MATURITY PLUS 3%.

[X] LATE CHARGE: If a payment is made more than 15 days after it is due, I agree to pay a late charge of 5.000% OF THE LATE AMOUNT WITH A MIN OF $1.00.

[ ] ADDITIONAL CHARGES: In addition to interest, I agree to pay the folbwing charges which [ ] are [ ] are not included in the principal amount above:
_____________________

PAYMENTS: I agree to pay this note as follows:

MONTHLY PAYMENTS OF ACCRUED INTEREST CALCULATED ON THE AMOUNT OF CREDIT OUTSTANDING BEGINNING ON 03-07-2006 AND PRINCIPAL DUE ON 08-07-2006.



[ ] Unpaid Interest: If checked, then any accrued interest not paid when due
    (whether due by reason of a schedule of payments or due because of Lender's demand) will become part of the principal thereafter, and will bear interest at the interest rate in effect from time to time as provided for in this agreement.

ADDITIONAL TERMS:

 I AGREE TO PAY A SERVICE CHARGE OF $25.O0 FOR EACH PAYMENT
 (CHECK OR AUTOMATIC PAYMENT) RETURNED UNPAID

DEFINITIONS: As used on pages 1 and 3,   DEFAULT: I will be in default if any
"[X}" means the terms that apply to      one or more of the following occur: (1)
this loan. "I," "me" or "my" means each  I fail to make a payment on time or in
Borrower who signs this note and each    the amount due; (2) I fail to keep the
other person or legal entity (including  property insured, if required; (3) I
guarantors, endorsers, and sureties)     fail to pay, or keep any promise, on
who agrees to pay this note (together    any debt or agreement I have with you;
referred to as "us"), "You" or "your"    (4) any other creditor of mine attempts
means the Lender and its successors and  to collect any debt I owe him through
assigns.                                 court proceedings; (5) I die, am
APPLICABLE LAW: The law of the state of  declared incompetent, make an
Missouri will govern this note. Any      assignment for the benefit of
term of this note which is contrary to   creditors, or become insolvent (either
applicable law will not be effective,    because my liabilities exceed my assets
unless the law permits you and me to     or I am unable to pay my debts as they
agree to such a variation. If any        become due); (6) I make any written
provision of this agreement cannot be    statement or provide any financial
enforced according to its terms, this    information that is untrue or
fact will not affect the enforceability  inaccurate at the time it was provided;
of the remainder of this agreement. No   (7) I do or fail to do something which
modification of this agreement may be    causes you to believe that you will
made without your express written        have difficulty collecting the amount I
consent. Time is of the essence in this  owe you; (8) any collateral securing
agreement.                               this note is used in a manner or for a
COMMISSIONS: I understand and agree      purpose which threatens confiscation by
that you (or your affiliate) will earn   a legal authority; (9) I change my name
commissions or fees on any insurance     or assume an additional name without
products and may earn such fees on       first notifying you before making such
other services that I buy through you    a change; (10) I fail to plant,
or your affiliate.                       cultivate and harvest crops in due
PAYMENTS: Each payment I make on this    season if I am a producer of crops;
note will first reduce the amount I owe  111) any loan proceeds are used for a
you for charges which are neither        purpose that will contribute to
interest nor principal. The remainder    excessive erosion of highly erodible
of each payment will then reduce         land or to the conversion of wetlands
accrued unpaid interest, and then        to produce an agricultural commodity,
unpaid principal. If you and I agree to  as further explained in 7 C.F.R. Part a different application of payments, we  1940, Subpart G, Exhibit M.
will describe our agreement on this      REMEDIES: If I am in default on this
note. I may prepay a part of, or the     note you have, but are not limited to,
entire balance of this loan without      the following remedies:
penalty, unless we specify to the          (1) You may demand immediate payment
contrary on this note. Any partial             of all I owe you under this note
prepayment will not excuse or reduce           (principal, accrued unpaid
any later scheduled payment until this         interest and other accrued
note is paid in full (unless, when I           charges).
make the prepayment, you and I agree in    (2) You may set off this debt against
writing to the contrary).                      any right I have to the payment
INTEREST: Interest accrues on the              of money from you, subject to the
principal remaining unpaid from time to        terms of the "Set-Off" paragraph
time, until paid in full. If I receive         herein.
the principal in more than one advance,    (3) You may demand security,
each advance will start to earn                additional security, or
interest only when I receive the               additional parties to be
advance. The interest rate in effect on        obligated to pay this note as a
this note at any given time will apply         condition for not using any other
to the entire principal advanced at            remedy.
that time. You and I may provide in        (4) You may refuse to make advances
this agreement for accrued interest not        to me or allow purchases on
paid when due to be added to principal.        credit by me.
Notwithstanding anything to the            (5) You may use any remedy you have
contrary, I do not agree to pay and you        under state or federal law.
do not intend to charge any rate of        By selecting any one or more of these
interest that is higher than the         remedies you do not give up your right
maximum rate of interest you could       to later use any other remedy. By
charge under applicable law for the      waiving your right to declare an event
extension of credit that is agreed to    to be a default, you do not waive your
here (either before or after maturity).  right to later consider the event as a
If any notice of interest accrual is     default if it continues or happens
sent and is in error, we mutually agree  again.
to correct it, and if you actually       COLLECTION COSTS AND ATTORNEY'S
collect more interest than allowed by    FEES: I agree to pay all costs of
law and this agreement, you agree to     collection, replevin or any other or
refund it to me.                         similar type of cost if I am in
INDEX RATE: The index will serve only    default. In addition, if you hire an
as a device for setting the rate on      attorney to collect this note, I also
this note. You do not guarantee by       agree to pay any fee you incur with
selecting this index, or the margin,     such attorney plus court costs (except
that the rate on this note will be the   where prohibited by law). To the extent
same rate you charge on any other loans  permitted by the United States
or class of loans to me or other         Bankruptcy Code, I also agree to pay
borrowers.                               the reasonable attorney's fees and
ACCRUAL METHOD: The amount of interest   costs you incur to collect this debt as
that I will pay on this loan will be     awarded by any court exercising
calculated using the interest rate and   jurisdiction under the Bankruptcy Code.
accrual method stated on page 1 of this  WAIVER: I give up my rights to require
note. For the purpose of interest        you to do certain things. I will not
calculation, the accrual method will     require you to:
determine the number of days in a          (1) demand payment of amounts due
"year." If no accrual method is stated,        (presentment);
then you may use any reasonable accrual    (2) obtain official certification of
method for calculating interest.               nonpayment (protest); or
POST MATURITY RATE: For purposes of        (3) give notice that amounts due have
deciding when the "Post Maturity Rate"         not been paid (notice of
(shown on page 1) applies, the term            dishonor).
"maturity" means the date of the last      I waive any defenses I have based on
scheduled payment indicated on page 1    suretyship or impairment of collateral.
of this note or the date you accelerate  OBLIGATIONS INDEPENDENT: I understand
payment on the note, whichever is        that I must pay this note even if
earlier.                                 someone else has also agreed to pay it
SINGLE ADVANCE LOANS: If this is a       (by, for example, signing this form or
single advance loan, you and I expect    a separate guarantee or endorsement).
that you will make only one advance of   You may sue me alone, or anyone else
principal. However, you may add other    who is obligated on this note, or any
amounts to the principal if you make     number of us together, to collect this
any payments described in the "PAYMENTS  note. You may do so without any notice
BY LENDER" paragraph below, or if we     that it has not been paid (notice of
have agreed that accrued interest not    dishonor). You may without notice
paid when due may be added to            release any party to this agreement
principal.                               without releasing any other party. If
MULTIPLE ADVANCE LOANS: If this is a     you give up any of your rights, with or
multiple advance loan, you and I expect  without notice, it will not affect my
that you will make more than one         duty to pay this note. Any extension of
advance of principal. If this is closed  new credit to any of us, or renewal of
end credit, repaying a part of the       this note by all or less than all of us
principal will not entitle me to         will not release me from my duty to pay
additional credit.                       it. (Of course, you are entitled to
PAYMENTS BY LENDER: If you are           only one payment in full.) I agree that
authorized to pay, on my behalf,         you may at your option extend this note
charges I am obligated to pay (such as   or the debt represented by this note,
property insurance premiums), then you   or any portion of the note or debt,
may treat those payments made by you as  from time to time without limit or
advances and add them to the unpaid      notice and for any term without
principal under this note, or you may    affecting my liability for payment of
demand immediate payment of the          the note. I will not assign my
charges.                                 obligation under this agreement without
SET-OFF: I agree that you may set off    your prior written approval.
any amount due and payable under this    FINANCIAL INFORMATION: I agree to
note against any right I have to         provide you, upon request, any
receive money from you.                  financial statement or information you
"Right to receive money from you" means: may deem necessary. I warrant that the
  (1) any deposit account balance I have financial statements and information I
      with you;                          provide to you are or will be accurate,
  (2) any money owed to me on an item    correct and complete.
      presented to you or in your        NOTICE: Unless otherwise required by
      possession for collection or       law, any notice to me shall be given by
      exchange; and                      delivering it or by mailing it by first
  (3) any repurchase agreement or other  class mail addressed to me at my last
      nondeposit obligation.             known address. My current address is on
  "Any amount due and payable under      page 1. I agree to inform you in
this note" means the total amount of     writing of any change in my address. I
which you are entitled to demand         will give any notice to you by mailing
payment under the terms of this note at  it first class to your address stated
the time you set off. This total         on page 1 of this agreement, or to any
includes any balance the due date for    other address that you have designated.
which you properly accelerate under      COLLATERAL PROTECTION INSURANCE: If
this note.                               insurance on collateral is required by
  If my right to receive money from you  my agreement with you and I do not
is also owned by someone who has not     provide evidence of the required
agreed to pay this note, your right of   coverage, you may purchase insurance at
set-off will apply to my interest in     my expense to protect your interests in
the obligation and to any other amounts  my collateral. This insurance may, but
I could withdraw on my sole request or   need not, protect my interests. The
endorsement. Your right of set-off does  coverage that you purchase may not pay
not apply to an account or other         any claim that I make or any claim that
obligation where my rights are only as   is made against me in connection with
a representative. It also does not       the collateral. I may later cancel any
apply to any Individual Retirement       insurance purchased by you, but only
Account or other tax-deferred            after providing evidence that I have
retirement account.                      obtained insurance as required by our
  You will not be liable for the         agreement. If you purchase insurance
dishonor of any check when the dishonor  for the collateral, I will be
occurs because you set off this debt     responsible for the costs of that
against any of my accounts. I agree to   insurance, including the insurance
hold you harmless from any such claims   premium, interest and any other charges
arising as a result of your exercise of  you may impose in connection with the
your right of set-off.                   placement of the insurance, until the
REAL ESTATE OR RESIDENCE SECURITY: If    effective date of the the insurance may
this note is secured by real estate or   be more than the cost of insurance I
a residence that is personal property,   may be able to obtain on my own.
the existence of a default and your
remedies for such a default will be
determined by applicable cancellation
or expiration of the insurance. The
costs of the insurance law, by the
terms of any separate instrument
creating the security may be added to
my total outstanding balance or
obligation. The costs of interest and,
to the extent not prohibited by law and
not contrary to the the insurance may
be more than the cost of insurance I
may be able to terms of the separate
security instrument, by the "Default"
and obtain on my own. "Remedies"
paragraphs herein.

If this loan is for consumer purposes    If this loan is for commrtcial purposes
the following statement regarding oral   the following statement regarding oral
agreements applies.                      the agreements applies.

[ ] Oral agreements or commitments to    [X] Oral agreements or commitments to
loan money, extend credit or to          loan money, extend credit or to
forebear from enforcing repayment of a   forebear from enforcing repayment of a
debt are not enforcable. To protect you  debt including promises to extend
(borrower(s)) and us (creditor) from     credit or to forebear from enforcing
misunderstanding or disappointment, any  repayment of a debt including promises
agreements we reach covering such        to extend or renew such debt are not
matters are contained in this writing,   enforceable, regardless of the legal
which is the complete and exclusive      theory upon which it is based that is
statement of the agreement between us,   in any way related to the credit
except as we may later agree in writing  agreement. To protect you (borrower(s))
to modify it.                            and us (creditor) from misunderstanding
                                         or disappointment, any agreements we
                                         reach covering such matters are
                                         contained in this writing, which is the
                                         complete and exclusive statement of the
                                         agreement between us, except as we may
                                         later agree in writing to modify it.

                                    BORROWER'S
   DATE OF          PRINCIPAL        INITIALS        PRINCIPAL             PRINCIPAL        INTEREST         INTEREST     INTEREST
 TRANSACTION         ADVANCE            not           PAYMENTS              BALANCE           RATE           PAYMENTS      PAID
                                     required)                                                                            THROUGH)
                    $                                $                      $                      %          $
                    $                                $                      $                      %          $
                    $                                $                      $                      %          $
                    $                                $                      $                      %          $
                    $                                $                      $                      %          $
                    $                                $                      $                      %          $
                    $                                $                      $                      %          $
                    $                                $                      $                      %          $
                    $                                $                      $                      %          $
                    $                                $                      $                      %          $
                    $                                $                      $                      %          $

[X] SECURITY: This note is seperately secured       PURPOSE: The purpose of this
by (describe seperate document by type and date):   loain is ESTABLISH LINE OF
SECURITY AGREEMENT DATED FEBRUARY 8, 2006           CREDIT.
AND ASSIGNMENT OF CD#1200214
DATED FEBRUARY 8, 2006                              SIGNATURES: I AGREE TO THE
                                                    TERMS OF THIS NOTE
                                                    (INCLUDING THOSE ON PAGES 1,
Signature for Lender                                2, AND 3). I have recieved a
                                                    copy on today's date.
/s/Brian L. Ollenburger
-----------------------------------                 SIRICOMM, INC.
BRIAN L OLLENBURGER, VICE PRESIDENT
                                                    /s/ Henry P. Hoffman
                                                    ----------------------------
                                                    HENRY P. HOFFMAN, PRESIDENT

 DEBTOR NAME AND ADDRESS                         SECURITY PARTY NAME AND ADDRESS
   SIRICOMM, INC.                                  LIBERTY BANK
   2900 DAVIS BLVD STE 130                         2350 S RANGELINE RD
   JOPLIN, MO                                      JOPLIN, MO
   64804-2441                                      64804-2441


  Type: [ ] individual    [ ] partnership    [X] corporation    [ ]_____________

  State of organization/registration(if applicable)__________________

  [ ] If checked, refer to addendum for additional Debtors and signatures.

--------------------------------------------------------------------------------

                         COMMERCIAL SECURITY AGREEMENT

The date of this Commercial Security Agreement (Agreement) is 02-08-2006 SECURED DEBTS. This Agreement will secure all sums advanced by Secured Party under the terms of this Agreement and the payment and performance of the following described Secured Debts that
(check one) [X] Debtor   [ ]_____________ (Obligor) owes to Secured Party:
[ ] Specific Debts. The following debts and all extensions, renewals, refinancings, modifications, and replacements (describe):


[X] All Debts. Notice - The Property may also serve as collateral for future advances. All present and future debts, even if this Agreement is not referenced, the debts are also secured by other collateral, or the future debt is unrelated to or of a different type than the current debt. Nothing in this Agreement is a commitment to make future loans or advances. To the extent the Property includes livestock, crops, farm equipment, or farm supplies, this Agreement will not secure any loan made under the Missouri Consumer Loan Act.

SECURITY INTEREST. To secure the payment and performance of the Secured Debts, Debtor gives Secured Party a security interest in all of the Property described in this Agreement that Debtor owns or has sufficient rights in which to transfer an interest, now or in the future, wherever the Property is or will be located, and all proceeds and products of the Property. "Property" includes all parts, accessories, repairs, replacements, improvements, and accessions to the Property; any original evidence of title or ownership; and all obligations that support the payment or performance of the Property. "Proceeds" includes anything acquired upon the sale, lease, license, exchange, or other disposition of the Property; any rights and claims arising from the Property; and any collections and distributions on account of the Property. This Agreement remains in effect until terminated in writing, even if the Secured Debts are paid and Secured Party is no longer obligated to advance funds to Debtor or Obligor.

PROPERTY DESCRIPTION. The Property is described as follows:
[ ] Accounts and Other Rights to Payment: All rights to payment, whether or not earned by performance, including, but not limited to, payment for property or services sold, leased, rented, licensed, or assigned. This includes any rights and interests (including all liens) which Debtor may have by law or agreement against any account debtor or obligor of Debtor.
[ ] Inventory: All inventory held for ultimate sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work in process, or materials used or consumed in Debtor's business.
[ ] Equipment: All equipment including, but not limited to, machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and record keeping equipment, parts, and tools. The Property includes any equipment described in a list or schedule Debtor gives to Secured Party, but such a list is not necessary to create a valid security interest in all of Debtor's equipment.
[ ] Instruments and Chattel Paper: All instruments, including negotiable instruments and promissory notes and any other writings or records that evidence the right to payment of a monetary obligation, and tangible and electronic chattel paper.
[ ] General Intangibles: All general intangibles including, but not limited to, tax refunds, patents and applications for patents, copyrights, trademarks, trade secrets, goodwill, trade names, customer lists, permits and franchises, payment intangibles, computer programs and all supporting information provided in connection with a transaction relating to computer programs, and the right to use Debtor's name.
[ ] Documents: All documents of title including, but not limited to, bills of lading, dock warrants and receipts, and warehouse receipts.
[ ] Farm Products and Supplies: All farm products including, but not limited to, all poultry and livestock and their young, along with their produce, products, and replacements; all crops, annual or perennial, and all products of the crops; and all feed, seed, fertilizer, medicines, and other supplies used or produced in Debtor's farming operations.
[ ] Government Payments and Programs: All payments, accounts, general intangibles, and benefits including, but not limited to, payments in kind, deficiency payments, letters of entitlement, warehouse receipts, storage payments, emergency assistance and diversion payments, production flexibility contracts, and conservation reserve payments under any preexisting, current, or future federal or state government program.
[ ] Investment Property: All investment property including, but not limited to, certificated securities, uncertificated securities, securities entitlements, securities accounts, commodity contracts, commodity accounts, and financial assets.
[ ] Deposit Accounts: All deposit accounts including, but not limited to, demand, time, savings, passbook, and similar accounts.
[X] Specific Property Description: The Property includes, but is not limited by, the following (if required, provide real estate description): LIBERTY BANK CD # 1200214DATED 2-6-06 MATURITY 8-7-06 RATE 4.25% $500.000.00

USE OF PROPERTY, The Property will be used for [ ] personal  [X] business
                 [ ] agricultural  [ ] ____________________ purposes.

ORAL AGREEMENTS: Oral agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt including promises to extend or renew such debt are not enforcable, regardless of the legal theory upon which it is based that is in any way related to the credit agreement. To protect you (Debtor) and us (Secured Party) from misunderstanding or disappointment, any agreements we reach covering such matters are contained in this writing, which is the complete and exclusive statement of the agreement between us, except as we may later agree in writing to modify it.
SIGNATURES. Debtor agrees to the terms on pages 1 and 2 of this Agreement and acknoledges reciept of a copy of this Agreement.

        DEBTOR                          SECURED PARTY
SIRICOMM, INC.                     LIBERTY BANK

/s/Henry P. Hoffman                /s/Brian L. Ollenburger
---------------------              --------------------------
HENRY P. HOFFMAN                   BRIAN L. OLLENBURGER
PRESIDENT                          VICE PRESIDENT

GENERAL PROVISIONS. Each Debtor's        INSURANCE. Debtor agrees to keep the
obligations a under this Agreement are   Property insured against the risk
independent of the obligations of any    reasonably elated with the Property
other Debtor. Secured Party . may sue    until the Property is released from
each Door individually or together with  ties Agreement. Debtor will maintain
any gather Debtor. Secured Party may     this insurance in the amounts Secured
release any pan of the Property and      Party requires. Debtor may choose the
Debtor will remain obligated under this  insurance company, stiller to Secured
Agreement. The duties and benefits of    Party's approval, which will rat be
this Agreement will bind the successors  unreasonably withheld Debtor will have
Arid assigns of Debtor and Secured       the assurance provider name Secured
Party, No modification of thus           party as log payee on the insurance
Agreement is effective unless made in    icy. Debtor will give Secured Party and
writing and signed by Debtor and         the insurance provider immediate notice
Secured Party. Whenever used, the        of any less. Secured party may apply
plural includes the singular and the     the insurance proceeds toward the
singular includes the plural. Time is    Secured Debts. Secured Party may
of the essence. APPLICABLE LAW. This     require additional security as a
Agreement is governed by the laws of     condition of permitting any insurance
the state in which Secured Party is      proceeds to be used to repair or
located. In the event of a dispute, the  replace the Property. If Purchase the
exclusive forum, venue, and place of     Property in damaged condition, Debtor's
jurisdiction will be the state in which  ruts to any insurance policies and
Secured Party is located, unless         proceeds will pass to Secured party to
otherwise required by law. If any        the extent o the Secured Debts. Debtor
provision of this Agreement is           will immediately notify Secured Party
unenforceable by law, the unenforceable  of the cancellation or termination of
provision will be severed and the        insurance. Unless Debtor provides
remaining provisions will still b e      evidence of to insurance coverage
enforceable. NAME AND LOCATION.          required by this Agreement, Secured
Debtor's name indicated on page 1 is     Party may purchase insurance at
Debtor's exact legal name. if Debtor is  Debtor's expense to protect Secured
an individual. Debtor's address is       Party's interests in the Property. This
Debtor's principal residence. If Debtor  insurance may, bit tuned tact, protect
is not an individual, Debtor's address   Debtor's interests_ I he coverage
is the location of Debtor's chief        Secured Party purchases may not pay any
executive offices or sole place of       claim Debtor makes cm any claim that is
business If Debtor is an entity          made against Debtor in connection with
organized and registered under state     the Property. Debtor tray later cancel
taw. Debtor hiss provided Debtor's       any insurance purchased utter peas
state of registration on page l. Debtor  obtained insurance as required by this
will provide verification of             A mesa It Secured Party purchases
registration and location upon Secured   insurance for the Property, Debtor will
Party's request. Debtor will provide     be responsible for the costs of that
Secured Party with at least 30 days      insurance. including the insurance
notice prior to any change in Debtor's   premium, interest ant any other charges
name. address, or suite of organization  Secured Party tray impose in connection
or registration WARRANTIES AND           with the placement of the insurance,
REPRESENTATIONS. Debtor has the right,   until the effective date of the
authority. and power to ester into this  cancellation or expiration of the
Agreement. The execution and delivery    insurance. The costs of the insurance
of this Agreement will tux violate any   may be added to the Secured Debts. The
agreement governing Debtor or Debtor's   costs of the insurance may be nitre
property, or to which Debtor is a        than the cost of insurance Debtor may
party. Debtor makes the following        be able to obtain on Debtor's own.
warranties and representations which     AUTHORITY TO PERFORM. Debtor authorizes
continue as long, as this Agreement is   Secured Party to do anything Secured
in effect: (l) Debtor is duly organized  Party decals reasonably ably necessary
and validly existing in all              to protect the Property anything
jurisdictions in which Debtor does       Secured Party's interest in the
business; (2) the execution and          property. If Debtor Fails to perform
performance of the terms of this         any of Debtor's duties under this
Agreement have beep duly authorized.     Agreement. Secured Party is authorized
have received all necessary              without notice to Debtor, to perform
governmental approval, and will not      the duties or cause than to be
violate any provision of law or order;   performed. These authorizations
(3) other than previously disclosed to   include, but are not limited to,
Secured Party. Debtor has not changed    permission to pay for the repair,
Debtor's name or principal place of      maintenance, and preservation of the
business within the last 10 years and    perform and take any action ice realize
has not used any other trade or          the value vi' this~ Property. Secured
Fictitious name; and (4) Debtor does     Party's antinomy to perform for Debtor
not and will not use any other name      does not camas an obligation to
without Secured Party's prior written    perform, and Secured Party's failure to
consent. Debtor owns all of the          perform will not preclude Secured Party
Property, and Secured Party's claim to   from exercising any other rights under
the Property is ahead of the claims of   the law or this Agreement. If Secured
any other creditor. except as otherwise  Party performs for Debtor, Secured
agreed and disclosed to Secured Party    Party will use reasonable care
prior to any advance on the Secured      Reasonable care will not include any
Debts. The Property has not been used    steps necessary to preserve rights
for any purpose that would violate any   against prior parties or any duty to
laws or subject the Property to          take action in connection with the
forfeiture or seizure. DUTIES TOWARD     management f the Property. if Secured
PROPERTY. Debtor will protect to         Party conies into possession of the
Property and Secured Party's interest    Property, Secured Party will preserve
against any competing claim, except as   and protect the Property to the extent
otherwise agreed. Debtor will keep the   required by law. Secured Party's duty
Property in Debtor's possession at the   of care with respect to the Property
address indicated on page 1 of this      will be satisfied if Secured Party
Agreement. Debtor will keep the          exercises real care in the safekeeping
Property in good repair and use the      of the Property or in the selection of
Property only for purposes specified on  a third party in possession of the
page 1. Debtor will not use the          Property Secured Party may enforce the
Property in violation of any law and     obligations of an account debtor or
will pay all taxes and assessments       other person obligated on the Property.
levied or assessed against the           Secured Party may exercise Debtor's
Property. Secured Party has the right    rights with respect to the account
of reasonable access to inspect the      debtor's or other persons obligations
Property, including the right to         to make payment or otherwise render
require Debtor to assemble and make the  performance to Debtor, and enforce any
Property available to Secured Party.     security interest that secures such
Debtor will immediately notify Secured   obligations.
Party of any loss or damage to the       PURCHASE MONEY SECURITY INTEREST. If
Property. Debtor will prepare and keep   the Property Includes items purchased
books, records, and accounts about the   with the Secured Debts, will remain
Property and Debtor's business. to       subject to Secured Party's security
which Debtor will allow Secured Party    interest until the Secured Debts are
reasonable access. Debtor will not       paid in full. Payment% 4 m any
sell, offer to sell, license, lease, or  nun-purchase money loan also secured by
otherwise transfer or encumber the       this Agreement will not be applied to
Property without Secured Party's prior   the purchase money loan_ Payments on
written consent. Any disposition of the  the purchase money loan will he applied
Property will violate Secured Party's    first to the nun-purchase money portion
rights, unless the Property is           of the loon, if any. and then to the
inventory sold in the ordinary course    purchase money portion in the order in
of business at fair market value. If     which the purchase money Property was
the Property includes chattel paper or   acquired. If the purchase money
instruments, either as: original         Property was acquired at the same tine,
collateral or as proceeds of the         payments will be applied in the order
Property, Debtor will record Secured     Secured Party selects. No security
Party's interest on the face of the      interest will he terminated by
chattel paper or instruments. If the     application of this formula. DEFAULT
Property includes accounts, Debtor will  Debtor will be in default it: (1)
not settle any account for less than     Debtor (or Obligor. if not the
the full value, dispose of the accounts      sate) fails to make a payment in
by assignment, or make any material          full when due;
change in the terms of any account       (2) Debtor fails to perform any
without Secured Party's prior written        condition or keep any covenant on
consent. Debtor will collect all             this or any deft or agreement
accounts in the ordinary course of           Debtor has with Secured Party;
business, unless otherwise required by   (3) a default occurs under the terms of
Secured Party. Debtor will keep the          any instrument or agreement
proceeds of the accounts. and any goods      evidencing or pertaining to the
returned to Debtor, in trust for             Secured Debts;
Secured Puny and will not commingle the  (4) anything else happens that either
proceed or returned goods with any of        causes Secured Party to reasonably
Debtor's other property. Secured Party       believe that Secured Party will
has the right to require Debtor to pay       have difficulty in collecting the
Secured Party the full price on any          Secured Debts or significantly
returned items. Secured Party may            impairs the value of the Property.
require ascent debtors to make payments  REMEDIES. After Debtor defaults, and
under the accounts directly to Secured       after Secured Party gives any
Party. Debtor will deliver the accounts      legally required notice and
to Secured Party at Secured Party's          opportunity to cure the default,
request. Debtor will give Secured Patty      Secured Party may at Secured
all statements, reports, Certificates,       Party's option do any one or more
lists of account debtors (showing            of the following:
names, addresses, and amounts owing),    (1) make all or any part of the Secured
invoices applicable to each account,         Debts immediately due and accrue
and any other data pertaining to the         interest at the highest post-
accounts as Secured Puny requests. If        maturity interest rate;
the Property includes farm products.     (2) require Debtor to gather the
Debtor will provide Secured Party with       Property and make it available to
a list of the buyers, commission             Secured Party in a reasonable
merchants, and selling agents to or          fashion;
through whom Debtor may sell the farm    (3) enter upon Debtor's premises and
products. Debtor authorizer Secured          take possession of all or any part
Party to notify any additional parties       of Debtor s property fear of
regarding Secured Party's interest in        preserving the Property or its
Debtor's farm products, unless               value and use and operate purposes
prohibited by law. Debtor agrees to          Debtor's property to protect
plant, cultivate, and harvest crops in       Secured Party's interest, all
due season. Debtor will not use any          without or compensation to Debtor;
loan proceeds for a purpose that will    (4) use any remedy allowed by state or
contribute to excessive erosion of           federal law, or provided in any
highly readable land or too the              agreement evidencing or pertaining
conversion of wetlands to produce or to      to the Secured Debts
awake possible the production of an      If Securest Party repossesses the
agricultural commodity, as further       Property or enforces the obligations of
explained in 7 C. F. R. Part 1940,       an account debtor, Secured Party may
Subpart G, Exhibit M. If Debtor pledges  keep or dispose of the Property as the Property to Secured Party (delivers  provided by law. Secured Pact will
the Property into the Possession or      apply the Proceeds of any collection or
control of Secured Party or a            disposition first to Secured Party's
designated third party), Debtor will.    expenses of enforcement. which includes
upon receipt, deliver any proceeds and   reasonable attorneys' fees and legal
products of the Property to Secured      expenses to the extent nut prohibited
Party. Debtor will provide Secured       by law and then to the Secured Debts.
Party with any notices, documents.       Debtor (or Obligor, it not the same)
financial statements, reports, and       will be liable for the deficiency, if
either information relating to the       any.
Property Debtor receives as the owner    By choosing any one or more of these
of the Property.                         remedies, Secured Party does act give
PERFECTION OF SECURITY INTEREST. Debtor  up the. right to use any other remedy.
Authorizes Secured Party to file a       Secured Party does not waive a default
financing statement covering the         by nut using a remedy.
Property. Debtor will comply with,       WAIVER. Debtor waives all claims for
facilitate, and otherwise assist         damages caused by Secured s Party acts
Secured arty in connection with          in good faith.
obtaining possession or control over     NOTICE AND ADDITIONAL DOCUMENTS. Where
the Property for purposes of perfecting  notice is Required, Debtor agrees that
Secured Party's interest under the       10 days prior written notice will be
Uniform Commercial Code.                 reasonable notice to Debtor under the
                                         Uniform Commercial Code. Notice to one
                                         party is notice to all parties. Debtor
                                         agrees to sign, deliver, and file any
                                         additional documents and certifications
                                         Secured Party considers necessary to
                                         perfect, continue, or preserve Debtor's
                                         obligations under this Agreement and to
                                         confirm Secured Party's lien status on
                                         the Property.

SIRICOMM, INC.                       LIBERTY BANK                                  Line of Credit No. 122020385
2900 DAVIS BLVD STE 130              2350 S RANGELINE RD                           Date 02-08-2006
JOPLIN, MO 64804                     JOPLIN, MO 64804-2441                         Max. Credit Amt. 500,000.00
                                                                                   Loan Ref. No.     122020385
BORROWER'S NAME AND ADDRESS          LENDER'S NAME AND ADDRESS

"I" includes each borrower above,    "You" means the lender, its successors
jointly and severally.               and assigns.

You have extended to me a line of credit in the AMOUNT of FIVE HUNDRED THOUSAND AND N0/100 $500,000.00

You will make loans to me from time to time until 2:30 P.M. on 08-07-2006. Although the line of credit expires on that date, I will remain obligated to perform all my duties under this agreement so long as I owe you any money advanced according to the terms of this agreement, as evidenced by any note or notes I have signed promising to repay these amounts.

  This line of credit is an agreement between you and me. It is not intended that any third party receive any benefit from this agreement, whether by direct payment, reliance for future payment or in any other manner. This agreement is not a letter of credit.

1.AMOUNT: This line of credit is:
   [ ] OBLIGATORY: You may not refuse to make a loan to me under this line of credit unless one of the following occurs:
   a. I have borrowed the maximum amount available to me;
   b. This line of credit has expired;
   c. I have defaulted on the note (or notes) which show my indebtedness under this line of credit;
   d. I have violated any term of this line of credit or any note or other agreement entered into in connection with this line of credit;
   e. _________________________________________________________________________

   [X] DISCRETIONARY: You may refuse to make a loan to me under this line of credit once the aggregate outstanding advances equal or exceed FIVE HUNDRED THOUSAND AND NO/100 $500,000.00.

Subject to the obligatory or discretionary limitations above, this line of credit is:

   [X] OPEN-END (Business or Agricultural only): I may borrow up to the maximum amount of principal more than one time.
   [ ] CLOSED-END: I may borrow up to the maximum only one time.

2.PROMISSORY NOTE: I will repay any advances made according to this line of credit agreement as set out in the promissory note, I signed on 02-08-2006, or any note(s) I sign at a later time which represent advances under this agreement. The notels) set(s) out the terms relating to maturity, interest rate, repayment and advances. If indicated on the promissory note, the advances will be made as follows:
   UPON REQUEST OF BORROWER AND APPROVAL OF LOAN OFFICER

3.RELATED DOCUMENTS: I have signed the following documents in connection with this line of credit and note(s) entered into in accordance with this line of credit:
   [X] security agreement dated 02-08-2006   [ ] ______________________________
   [ ] mortgage dated_______________________ [ ] ______________________________
   [ ] guaranty dated_______________________ [ ] ______________________________

4.REMEDIES: If I am in default on the note(s) you may:
   a. take any action as provided in the related documents;
   b. without notice to me, terminate this line of credit.

      By selecting any of these remedies you do not give up your right to later use any other remedy. By deciding not to use any remedy should I default, you do not waive your right to later consider the event a default, if it happens again.

5. COSTS AND FEES: If you hire an attorney to enforce this agreement I will pay your reasonable attorney's fees, where permitted by law. I will also pay your court costs and costs of collection, where permitted by law.

6. COVENANTS: For as long as this line of credit is in effect or I owe you money for advances made in accordance with the line of credit, I will do the following:
   a. maintain books and records of my operations relating to the need for this line of credit;
   b. permit you or any of your representatives to inspect and/or copy these records;
   c. provide to you any documentation requested by you which support the reason for making any advance under this line of credit;
   d. permit you to make any advance payable to the seller (or seller and me) of any items being purchased with that advance;
   e.__________________________________________________________________________

7.NOTICES: All notices or other correspondence with me should be sent to my address stated above. The notice or correspondence shall be effective when deposited in the mail, first class, or delivered to me in person.

8.MISCELLANEOUS: This line of credit may not be changed except by a written agreement signed by you and me. The law of the state in which you are located will govern this agreement. Any term of this a.reement which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation.

FOR THE LENDER                  SIGNATURES: I AGREE TO THE TERMS OF THIS LINE OF
                                HAVE RECEIVED A COPY ON TODAY'S DATE.

/s/ Brian L. Ollenburger           /s/ Henry P. Hoffman
--------------------------       ------------------------------
Brian L. Ollenburger             Henry P. Hoffman, President
Title: Vice President

SIRICOMM, INC.                           LIBERTY BANK
2900 DAVIS BLVD STE 130                  2350 S RANGELINE RD
JOPLIN, MO 64804                         JOPLIN, MO 64804-2441

Account holder's name and address: "I"   Secured party's name and address:
    means the account holder named          "You" means the secured party named
    above. If there is more than one,       above, your successors and assigns.
    "I" means all account holders
    jointly and each account holder
    separately.

Date: 02-08-2006                         Additional terms: The following terms
                                         are also part of this agreement:
Assignment of deposit or share account:  (1) This agreement will last until you
   For value received, I assign and         release it in writing, and you are
   transfer to you, and I give you a        not required to release it until the
   security interest in the following       secured debts are paid in full.
   account(s): LIBERTY BANK              (2) While this agreement is in effect,
   CD#1200214 $500,000.OO RATE 4.25%        neither I nor anyone else (except
   MATURITY 08-07-06                        you, the secured party) can withdraw
                                            all or any part of the collateral.
                                         (3) No joint owner, beneficiary,
   and any renewals or substitutions.       surviving spouse or representative
   These account(s) will be referred to     of my estate gets any rights in the
   as the collateral in the rest of         collateral in the event of my death
   this agreement. The collateral is        or incapacity until the secured
   held with: LIBERTY BANK                  debts are paid in full.
   2351 S HIGHVIEW                       (4) You have the right to withdraw all
   JOPLIN MO 64804                          or any part of the collateral and
                                            apply the withdrawal toward the
                                            payment of the secured debt(s), even
   which will be referred to as the         if the withdrawal causes a penalty.
   depository in the rest of this           If a secured debt is in default you
   agreement. The collateral includes       can exercise this right without any
   all funds now in the accounts listed     notice to me or my consent (unless
   plus all additions of any kind and       such notice or consent is required
   from any source, made at any time        by law and cannot be waived). You
   before the release of this agreement     have the right to sign my name (or
   in writing.                              sign your name as my attorney in
                                            fact) to exercise the rights given
                                            to you in this agreement.
Secured debt(s): This agreement is made  (5) I represent and promise that no
   to secure the payment of:                other person or entity has any
   [X] all present and future debts, of     rights in the collateral that have
   every kind and description which:        priority over those I am giving you
   SIRICOMM, INC.                           here and that no part of the
                                            collateral is exempt or protected by
                                            law from this agreement.
                                         (6) The rights and remedies I am giving
   may now or hereafter                     you here are in addition to any
   owe to you, no matter how or when        stated in any other agreements. If
   these debts arise. (We intend this       there is more than one debt secured,
   paragraph to be very broad. For          more than one type of collateral
   example, "debts" include loans or        (including collateral outside of
   credit purchases, made by or             this agreement) or more than one
   transferred to you, as well as debts     debtor liable, it is entirely in
   arising from any other relationship      your discretion as to the order and
   such as check overdrafts, forgeries,     timing of remedies you select.
   or returned deposits. These also      (7) I neither assume nor am excused
   include debts arising from any           from personal liability for any of
   capacity [maker, co-maker, endorser,     the secured debts merely by making
   surety, guarantor].) If more than        this agreement; my personal
   one person or entity is listed, then     liability will be determined by
   all joint and separate debts of all      referring to other documents. I do
   those listed are secured.                assume personal liability for the
                                            warranties and representations made
                                            in this agreement.
                                         (8) A debt secured by this agreement
[ ] the following described debt(s),        (whether specifically listed or not)
   plus all extensions, renewals,           includes all sums that could
   modifications and substitutions:         possibly be due under the debt.
                                         (9) I specifically request and direct
                                            the depository to honor and accept
                                            this agreement and its terms.

                                         Signature(s) of account holder(s):
                                         By signing here we accept the terms of
                                         this agreement and acknowledge receipt
                                         of a copy.

                                         SIRICOMM, INC.

                                         /s/Henry P. Hoffman
                                         ---------------------------
                                         HENRY P. HOFFMAN, PRESIDENT

Notice to depository:                        Acknowledgement by the depository:         Release by secured party:

Date: 02-08-2006                             Date:                                      Date:

To: LIBERTY BANK                             To: LIBERTY BANK                           To:  LIBERTY BANK
    2351 S HIGHVIEW                              2350 S RANGELINE RD                         2351 S HIGHVIEW
    JOPLIN MO 64804                              JOPLIN, MO 64804(.)2441                     JOPLIN MO 64804
This comfirms our oral notice dated:


Please take notice of this agreement.        We have recieved your notice of this       This is to advise you that the
Please confirm your reciept of this notice   agreement. We agree that no account        assignment and security interest
and your acceptance of its terms by          holder or any other person (other          in the collateral described above
completeing the ackknowledgement portion     thank you, the secured party) has          has been released and the original
and returning a copy to the secured party.   any right to make any withdrawls           certificate, or passbook or other
                                             from the collateral until this             evidence of the collateral (if
                                             agreement is released in writing by        any) has been returned to the
                                             you.                                       account holder(s).

By: Brian L Ollenburger                      By:                                        By:

/s/ Brian L Ollenburger
----------------------------------           ----------------------------------         ----------------------------------
For the secured party.                       For the secured party.                     For the secured party.

                       CORPORATE AUTHORIZATION RESOLUTION

LIBERTY BANK                              By: SIRICOMM,INC.
2350 S RANGELINE RD                       2900 DAVIS BLVD STE 130
JOPLIN, MO 64804-2441                     JOPLIN, MO 64804
Referred to in this document as           Referred to in rhis document as
"Financial Institution"                   "Corporation"

I, ____________ certify that I am Secretary (clerk) of the above named corporation organized under the laws of Delaware, Federal Employer I.D. Number 62-1386759, engaged in business under the trade name of SIRICOMM, INC., and that the resolutions on this document are a correct copy of the resolutions adopted at a meeting of the Board of Directors of the Corporation duly and properly called and held on 02-08-2006 (date).

These resolutions appear in the minutes of this meeting and have not been rescinded or modified. AGENTS Any Agent listed below, subject to any written limitations, is authorized to exercise the powers granted as indicated below:

 Name and Title or Position           Signature              Facsimile Signature
                                                                   (if used)

A. HENRY P. HOFFMAN, PRESIDENT    X /s/ Henry P. Hoffman    X___________________

B. ___________________________    X______________________   X___________________

C. ___________________________    X _____________________   X___________________

D.____________________________    X______________________   X___________________

E.____________________________    X______________________   X___________________

F.____________________________    X______________________   X___________________

POWERS GRANTED (Attach one or more Agents to each power by placing the letter corresponding to their name in the area before each power. Following each power indicate the number of Agent signatures required to exercise the power.)

Indicate A, B, C,      Description of Power                                         Indicate number of
D, E, and/or F                                                                      signatures required
_________________      (1) Exercise all of the powers listed in this resolution.    ____________________


_________________      (2) Open any deposit or share accounts) in the name of       ____________________
                           the Corporation.


_________________      (3) Endorse checks and orders for the payment of money or    ____________________
                           otherwise withdraw or transfer funds on deposit with
                           this Financial Institution.

A________________      (4) Borrow money on behalf and in the name of the            1___________________
                           Corporation, sign, execute and deliver promissory
                           notes 1 or other evidences of indebtedness.

A________________      (5) Endorse, assign, transfer, mortgage or pledge bills      1___________________
                           receivable, warehouse receipts, bills of lading,
                           stocks, 1 bonds, real estate or other property now
                           owned or hereafter owned or acquired by the
                           Corporation as security for sums borrowed, and to
                           discount the same, unconditionally guarantee payment
                           of all bills received, negotiated or discounted and
                           to waive demand, presentment, protest, notice of
                           protest and notice of non-payment.

_________________      (6) Enter into a written lease for the purpose of             ____________________
                           renting, maintaining, accessing and terminating a
                           Safe Deposit Box in this Financial Institution.

_________________      (7) Other _____________________________________________.      ____________________

LIMITATIONS ON POWERS The following are the Corporation's express limitations on the powers granted under this resolution.

EFFECT ON PREVIOUS RESOLUTIONS This resolution supersedes resolution dated____________________. If not completed, all resolutions remain in effect.

CERTIFICATION OF AUTHORITY
I further certify that the Board of Directors of the Corporation has, and at the time of adoption of this resolution had, full power and lawful authority to adopt the resolutions on page 2 and to confer the powers granted above to the persons named who have full power and lawful authority to exercise the same. (Apply seal below where appropriate.)
[ ] If checked, the Corporation is a non-profit corporation.

In Witness Whereof, I have subscribed my name to this document and affixed the seal of the Corporaton on 02-05-2006 (date)

/s/ Henry P. Hoffman                     /s/ J. Richard Iler
----------------------------            ------------------------
Attest by One Other Officer             Secretary

                                   RESOLUTIONS
The Corporation named on this resolution resolves that,

(1) The Financial Institution is designated as a depository for the funds of the Corporation and to provide other financial accommodations indicated in this resolution.

(2) This resolution shall continue to have effect until express written notice of its rescission or modification has been received and recorded by the Financial Institution. Any and all prior resolutions adopted by the Board of Directors of the Corporation and certified to the Financial Institution as governing the operation of this corporation's account(s), are in full force and effect, until the Financial Institution receives and acknowledges an express written notice of its revocation, modification or replacement. Any revocation, modification or replacement of a resolution must be accompanied by documentation, satisfactory to the Financial Institution, establishing the authority for the changes.

(3) The signature of an Agent on this resolution is conclusive evidence of their authority to act on behalf of the Corporation. Any Agent, so long as they act in a representative capacity as an Agent of the Corporation, is authorized to make any and all other contracts, agreements, stipulations and orders which they may deem advisable for the effective exercise of the powers indicated on page one, from time to time with the Financial Institution, subject to any restrictions on this resolution or otherwise agreed to in writing.

(4) All transactions, if any, with respect to any deposits, withdrawals, rediscounts and borrowings by or on behalf of the Corporation with the Financial Institution prior to the adoption of this resolution are hereby ratified, approved and confirmed.

(5) The Corporation agrees to the terms and conditions of any account agreement, properly opened by any Agent of the Corporation. The Corporation authorizes the Financial Institution, at any time, to charge the Corporation for all checks, drafts, or other orders, for the payment of money, that are drawn on the Financial Institution, so long as they contain the required number of signatures for this purpose.

(6) The Corporation acknowledges and agrees that the Financial Institution may furnish at its discretion automated access devices to Agents of the Corporation to facilitate those powers authorized by this resolution or other resolutions in effect at the time of issuance. The term "automated access device" includes, but is not limited to, credit cards, automated teller machines (ATM), and debit cards.

(7) The Corporation acknowledges and agrees that the Financial Institution may rely on alternative signature and verification codes issued to or obtained from the Agent named on this resolution. The term "alternative signature and verification codes" includes, but is not limited to, facsimile signatures on file with the Financial Institution, personal identification numbers (PIN), and digital signatures. If a facsimile signature specimen has been provided on this resolution, (or that are filed separately by the Corporation with the Financial Institution from time to time) the Financial Institution is authorized to treat the facsimile signature as the signature of the Agent(s) regardless of by whom or by what means the facsimile signature may have been affixed so long as it resembles the facsimile signature specimen on file. The Corporation authorizes each Agent to have custody of the Corporation's private key used to create a digital signature and to request issuance of a certificate listing the corresponding public key. The Financial Institution shall have no responsibility or liability for unauthorized use of alternative signature and verification codes unless otherwise agreed in writing.

Pennsylvania. The designation of an Agent does not create a power of attorney; therefore, Agents are not subject to the provisions of 20 Pa.C.S.A. Section 5601 et seq. (Chapter 56; Decedents, Estates and Fiduciaries Code) unless the agency was created by a separate power of attorney. Any provision that assigns Financial Institution rights to act on behalf of any person or entity is not subject to the provisions of 20 Pa.C.S.A. Section 5601 et seq. (Chapter 56; Decedents, Estates and Fiduciaries Code).


                       FOR FINANCIAL INSTITUTION USE ONLY



Acknowledged and received on_________________ (date) by_______ (initials)
[ ] This resolution is superseded by resolution dated_______

Comments:______________________________________________________________________